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                                                                    EXHIBIT 10.7

                           GENERAL SECURITY AGREEMENT

      This Agreement dated May 14, 2004 made by Steelbank Inc. (the "CORPORATION") to and in favour of Barry Seigel, Jeffrey Greenberg and Mark Madigan (each a "VENDOR", and collectively, the "VENDORS").

      RECITALS:

      (a) The Vendors, BST Acquisition Ltd. ("BST") and Tarpon Industries, Inc. (the "PRINCIPAL") have entered into a share purchase agreement dated April 2, 2004 as amended by the amending agreement dated May 5, 2004 (collectively, the "PURCHASE AGREEMENT") providing for the purchase by BST from the Vendors of all of the issued and outstanding shares in the capital of the Corporation (the "PURCHASED SHARES");

      (b) As part of the consideration for such purchase, BST has (i) issued to the Vendors a promissory note dated the date hereof in the principal amount of $800,000.00 ("NOTE A"); (ii) issued to each of the Vendors respectively a further promissory note, each dated the date hereof and each in the principal amount of $135,000.00 (collectively, the "NOTES B"); and (iii) agreed to pay to the Vendors an amount equal to $375,000.00 of the purchase price for the Purchased Shares in the form of common shares in the capital of the Principal pursuant to and in accordance with the provisions of
            Section 2.3(d) of the Purchase Agreement (the "COVENANT");

      (c) In order to guarantee the obligations of BST in respect of (i) the Covenant, and (ii) the payment of the monies owing to the Vendors under Note A and Notes B, the Corporation has executed a guarantee of even date herewith (the "GUARANTEE") to and in favour of the Vendors;

      (d) The Corporation has agreed to execute and deliver this Agreement to and in favour of the Vendors as security for the payment and performance of the Corporation's obligations to the Vendors under the Guarantee (collectively, the "GUARANTEED OBLIGATIONS"); and

      (e) In addition to this Agreement, BST's obligations under Note A, the Notes B and the Covenant are secured by a share pledge of all of the Purchased Shares (signed by BST and the Corporation) in favour of the Vendors, by share pledge agreement dated the date hereof (the "SHARE PLEDGE").

For valuable consideration received, and as continuing security for the payment and performance of the Guaranteed Obligations as and when due (sometimes hereinafter collectively called the "OBLIGATIONS"), the Corporation hereby covenants and agrees as follows:

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1.    The Corporation hereby grants, assigns, conveys, mortgages, transfers, charges and sets over as and by way of a fixed and specific mortgage and charge to and in favour of the Vendors, and grants to the Vendors a security interest in, all of the Corporation's right, title and interest in and to all personal property of every nature and kind whatsoever and wheresoever situate now or at any time and from time to time owned by the Corporation, including, without limiting the generality of the foregoing, the following:

      (a) All inventory of whatsoever kind and wheresoever situate now owned or hereafter acquired by the Corporation including, without limitation, goods for sale ("INVENTORY");

      (b) All book accounts and book debts and generally all accounts, debts, dues, claims, choses in action, rights under contracts and demands of every nature and kind howsoever arising or secured including, but not limited to letters of credit, and advices of credit, which are now due, owing or accruing or growing due to or owned by or which may hereafter become due, owing or accruing or growing due or owned by the Corporation including but not limited to claims against the Crown and claims under insurance policies ("RECEIVABLES");

      (c) All machinery, equipment, tools, apparatus, plants, fixtures, furniture, vehicles, goods and other tangible personal property of whatsoever nature and kind, now owned or hereafter acquired by the Corporation other than Inventory ("EQUIPMENT");

      (d) All chattel paper now owned or hereafter acquired by the Corporation ("CHATTEL PAPER");

      (e) All warehouse receipts, bills of lading and other documents of title, whether negotiable or otherwise, now owned or hereafter acquired by the Corporation ("DOCUMENTS OF TITLE");

      (f) All instruments now owned or hereafter acquired by the Corporation ("INSTRUMENTS");

      (g) All deeds, documents, writings, papers, books of accounts and other books evidencing or relating to Receivables, Chattel Paper, Instruments or Documents of Title or by which such are or may hereafter be secured, evidenced, acknowledged or made payable; and all contracts, securities, instruments and other rights and benefits in respect thereof;

      (h) All shares, stocks, warrants, bonds, debentures, debenture stock or the like now owned or hereafter acquired by the Corporation;

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      (i)   All intangible property now owned or hereafter acquired by the
            Corporation including, but not limited to, choses in action, goodwill, patents, trademarks, copyrights and other industrial property ("INTANGIBLES");

      (j)   All monies other than trust monies lawfully belonging to others; and

      (k) Any property in any form (including but not limited to fixtures) derived directly or indirectly from any dealings with any property herein described (including but not limited to all products and cash and non-cash proceeds thereof); indemnification or compensation for any such property lost, destroyed, damaged or lawfully or unlawfully taken or injuriously affected; all increases, additions and accessions thereto and substitutions and replacements thereof.

2. To the extent that the creation of the security interest would constitute a breach or permit the acceleration or termination of any existing agreement, right, licence or permit of the Corporation (each, a "RESTRICTED ASSET"), the security interest created hereby shall not attach to the Restricted Asset but the Corporation shall hold its interest in the Restricted Asset in trust for the Vendors.

3. The Corporation acknowledges that the parties intend the security interest hereunder to attach upon the execution of this Agreement, that value has been given and that the Corporation has rights in the Collateral (other than after acquired Collateral).

4. Provided that the last day of any term of years reserved by any lease, verbal or written, or any agreement therefor now held or hereafter acquired by the Corporation, is hereby and shall be excepted out of the security interest hereby or by any other instrument supplemental hereto created and does not and shall not form part of the Collateral but the Corporation shall stand possessed of the reversion remaining in the Corporation of any leasehold interest forming part of the Collateral upon trust to assign and dispose thereof as the Vendors may after default hereunder direct.

5. So long as any of the Guaranteed Obligations remain outstanding, the Corporation shall not without the prior written consent of the Vendors:

      (a) create or permit to arise or exist any Encumbrance over the Collateral ranking prior to the security interest created hereby other than (i) Permitted Encumbrances, (ii) purchase-money security interests (as such term is defined in the Personal Property Security Act (Ontario)) created from time to time, and (iii) any Encumbrance created in favour of the Corporation's and/or the Principal's primary lender; or

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      (b)   sell, exchange, lease, release or abandon or otherwise dispose of any of the Collateral except for (i) bona fide sales, exchanges, leases, abandonments or other dispositions in the ordinary course of business for the purpose of carrying on the Corporation's business and at fair market value, (ii) Collateral which has no material economic value in the Corporation's business or are obsolete.

6. The Corporation covenants, represents and warrants to the Vendors that the Corporation shall:

      (a) maintain adequate insurance upon the Collateral at all times with responsible insurance carriers and in such amounts and covering such risks as are usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which the Corporation operates, and deliver to the Vendors, from time to time upon written request of the Vendors, evidence of the maintenance of all insurance required to be maintained;

      (b) take all reasonable steps to maintain approvals to carry on its business or to own or lease its property and assets, and comply in all material respects with all applicable laws, rules, regulations and orders;

      (c) maintain all property and assets that are not obsolete or redundant in good condition and repair (normal wear and tear excepted) and pay and discharge or cause to be paid and discharged when due the cost of repairs to or maintenance of the same; and

      (d) upon the request of the Vendors, duly execute and deliver, or cause to be duly executed and delivered, to the Vendors such further instruments and documents and cause to be done such further acts and things as may be necessary or proper in the reasonable opinion of the Vendors to carry out more effectively the provisions and purposes of this Agreement.

7. Unless such event of default is waived by the Vendors in writing, all of the rights and remedies hereby conferred in respect of the Collateral shall become immediately enforceable upon the happening of any of the following events ("EVENTS OF DEFAULT"):

      (a)   a default occurs under the Guarantee;

      (b) the Corporation (i) becomes insolvent or generally not able to pay its debts as they become due, (ii) admits in writing its inability to pay its debts generally or makes a general assignment for the benefit of creditors, (iii) institutes or has instituted against it any proceeding seeking (a) to adjudicate it a bankrupt or insolvent,
            (b) liquidation, winding-up,

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            reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors including, but not limited to, any plan of compromise or arrangement or other corporate proceeding involving its creditors, or (c) the entry of an order for relief or the appointment of a receiver, receiver-manager, custodian, trustee or other similar official for it or for any substantial part of its properties and/or assets, and in the case of any such proceeding instituted against it (but not instituted by it), either the proceeding remains undismissed or unstayed for a period of 30 calendar days or more, or any of the actions sought in such proceeding (including, but not limited to, the entry of an order for relief against it or the appointment of a receiver, receiver-manager, trustee, custodian or other similar official for it or for any substantial part of its properties and assets) occurs, or (iv) takes any corporate action to authorize any of the above actions;

      (c) the Corporation fails to perform, observe or comply with any of its obligations under this Agreement; or

      (d) the Corporation fails to pay the principal of, or premium or interest on, any of its debt which is outstanding in an aggregate principal amount exceeding $50,000.00 when such amount becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure continues after the applicable grace period, if any, specified in the agreement or instrument relating to the debt; or any other event occurs or condition exists and continues after the applicable grace period, if any, specified in any agreement or instrument relating to any such debt, if its effect is to accelerate, or permit the acceleration of the debt; or any such debt shall be declared to be due and payable prior to its stated maturity.

8.    (a)   Upon the happening of any of the events of default, the Vendors may by instrument in writing declare that the security hereof has become enforceable and the Vendors shall have the following rights and powers:

            (i) to enter into possession of all or any part of the Collateral by any method permitted by law;

            (ii) by instrument in writing to appoint any person (whether an officer or employee of the Vendors or not), firm or corporation to be a receiver or receivers (hereinafter called the "RECEIVER") of the Collateral and to remove any Receiver so appointed and appoint another or others in his stead.

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      The security of this Agreement may be realized and the rights enforced by any remedy or in any manner authorized or permitted by this Agreement and by law and no remedy for the realization of the security hereof shall be exclusive of or dependent upon any other remedy and all or any remedies may from time to time be exercised independently or in any combination.

      (b) Without limiting the generality of the foregoing it shall be lawful for the Vendors:

            (i) to make any sale, lease or other disposition of the Collateral either for cash or upon credit or partly for one and partly for the other upon such conditions as to terms of payment as the Vendors in their absolute discretion may deem proper;

            (ii) to rescind or vary any contract for sale, lease or other disposition that the Vendors may have entered into pursuant hereto and resell, release or redispose of the Collateral with or under any of the powers conferred herein; and

            (iii) to stop, suspend or adjourn any sale, lease or other disposition from time to time and to hold the same as adjourned without further notice.

            Except as otherwise provided by law or this Agreement, upon any such sale, lease or other disposition the Vendors shall be accountable only for money actually received by it. The Vendors may deliver to the purchaser or purchasers of the Collateral or any part thereof good and sufficient conveyances or deeds for the same free and clear of any claim by the Corporation. The purchaser or lessee receiving any disposition of the Collateral or any part thereof need not inquire whether default under this Agreement has actually occurred but may as to this and all other matters rely upon a statutory declaration of a Vendor, which declaration shall be conclusive evidence as between the Corporation and any such purchaser or lessee, and need not look to the application of the purchase money, rent or other consideration given upon such sale, lease or other disposition, which shall not be affected by any irregularity of any nature or kind relating to the enforcing of the security hereof or the taking of possession of the Collateral or the sale, lease or other disposition thereof.

      (c) Any Receiver appointed as aforesaid shall have the power without legal process:

            (i) to take possession of the Collateral or any part thereof wherever the same may be found;

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            (ii)  to carry on the business of the Corporation or any part thereof in the name of the Corporation or of the Receiver;

            (iii) to exercise on behalf of the Vendors all of the rights and remedies herein granted to the Vendors,

            and without in any way limiting the foregoing the Receiver shall have all the powers of a receiver appointed by a court of competent jurisdiction. Any Receiver shall, so far as concerns responsibility for his acts, be deemed the agent of the Corporation, and the Vendors shall not be in any way responsible for any misconduct or negligence on the part of any Receiver or any loss resulting therefrom.

      (d) Upon the Vendors declaring as aforesaid that the security hereof has become enforceable or the Corporation receiving notice from the Vendors of the taking of possession of any of the Collateral or of the appointment of a Receiver, all the powers, functions, rights and privileges of the directors and officers of the Corporation with respect to the property, business and undertaking of the Corporation shall cease except to the extent specifically continued at any time by the Vendors in writing.

9. The costs of any Receiver with respect to, and all expenditures made by the Vendors or any Receiver in the course of, doing anything hereby permitted to be done by the Vendors or such Receiver, and the costs of any sale proceedings hereunder, or in or about taking, recovering or keeping possession of any of the Collateral or in enforcing any of the remedies hereunder shall be payable forthwith by the Corporation, shall be secured hereby and shall have the benefit of the lien hereby created. Without limiting the generality of the foregoing, such costs shall extend to and include any reasonable legal costs incurred by or on behalf of the Vendors.

10.   (a)   In this Agreement unless there is something in the subject matter or context inconsistent therewith:

            (i) "THIS AGREEMENT", "HERETO", "HEREIN", "HEREOF", "HEREBY", "HEREUNDER", and similar expressions refer to the whole of this Agreement and not to any particular article, section or other portion thereof and extend to and include any and every instrument supplemental or ancillary hereto or in implement hereof;

            (ii) "COLLATERAL" means all property and assets expressed herein to be now, or which may hereafter become, subject to the fixed and specific charge of this Agreement;

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            (iii) "ENCUMBRANCES" means security interests, mortgages, hypothecs, pledges, liens, distress, charges or other claims or encumbrances of every nature or kind whatsoever;

            (iv)  "PERMITTED ENCUMBRANCES" means, collectively, the following:

                  (1) any and all Permitted Liens, as such term is defined in the Purchase Agreement; and

                  (2)   Encumbrances approved in writing by the Vendors;

            (v) words importing the singular number only include the plural and vice versa and words importing the masculine gender include the feminine gender and words importing persons include firms and corporations and vice versa.

      (b) The rights of the Vendors hereunder shall not be prejudiced nor shall the liabilities of the Corporation or of any other person be reduced in any way by the taking of any other security of any nature or kind whatsoever either at the time of execution of this Agreement or at any time hereafter.

      (c) The Corporation for valuable consideration irrevocably appoints the Vendors to be the attorneys of the Corporation in the name of and on behalf of the Corporation, upon the occurrence and during the continuance of an event of default, to execute and do any deeds, transfers, conveyances, assignments, assurances and things which the Vendors may deem necessary or advisable to execute and do under the covenants and provisions herein contained.

      (d) The Vendors may, after the security interest created hereby become enforceable, (i) notify any account debtor or any obligor on an Instrument to make payment to the Vendors whether or not the Corporation was theretofore making collections on such accounts, chattel paper or instruments, and (ii) assume control of an proceeds arising from the Collateral.

      (e) No act or omission by the Vendors in any manner whatever in the premises shall extend to or be taken to affect any provision hereof or any subsequent breach or default or the rights resulting therefrom save only express waiver by the Vendors in writing to the Corporation.

      (f) If the Corporation fails to do anything hereby required to be done by it, the Vendors may, but shall not be obliged to, do such thing and all sums thereby expended by the Vendors shall be payable forthwith by the Corporation, shall be secured hereby and shall have the benefit of the lien

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            hereby created, but no such performance by the Vendors shall be deemed to relieve the Corporation from any default hereunder.

      (g) Except in the event of a disruption in postal service, any notice given hereunder to the Corporation shall be conclusively deemed to have been given and received by the Corporation three (3) business days next following the day upon which it is mailed in Ontario by prepaid registered post. Notice may also be given to the Corporation by fax transmission and shall be deemed received on the day of transmission if such transmission occurs before 5:00pm Toronto time on a business day, failing which such transmission shall be deemed received on the next following business day.

11. The security interest created hereby shall be discharged upon, but only upon, full payment and performance of the Obligations without cost to the Vendors or the termination of the Guarantee in accordance with the terms thereof. Upon discharge of the security interest created hereby, and at the request of the Corporation, the Vendors shall execute and deliver to the Corporation, at the Corporation's cost, such releases and discharges of the security interest hereunder as the Corporation may reasonably require.

12.   Time shall be in all respects of the essence hereof.

13. Terms which are defined in the Personal Property Security Act (Ontario) as amended shall have the same meaning where used herein, save and except where the context otherwise requires.

14. This Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein and, for the purpose of legal proceedings, the courts of that Province shall have jurisdiction over all disputes which may arise under this Agreement and the Corporation hereby irrevocably and unconditionally submits to the non-exclusive jurisdiction of such courts, provided that nothing herein contained shall prevent the Vendors from proceeding at their election against the Corporation in the courts of any other jurisdiction.

15. If any provision herein shall be duly held by a court of competent jurisdiction to invalid, illegal or unenforceable at law, then such provision shall be deemed severed from this Agreement and the remaining provisions shall remain in full force and effect and binding upon the Corporation.

16. This Agreement and all its provisions shall enure to the benefit of the Vendors and their respective heirs, executors, administrators, successors and assigns, and shall be binding on the Corporation and its successors and assigns.

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      IN WITNESS WHEREOF the Corporation has duly executed this Agreement.

                                             STEELBANK INC.

                                             By: /s/ PETER FARQUHAR
                                                 ------------------------------
                                                 Name : PETER FARQUHAR
                                                 Title: DIRECTOR

                                             I have the authority to bind the
                                             Corporation